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Exhibit 32(b)

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of County Bank Corp on form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joseph H. Black, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (4) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph H. Black
--------------------------
Joseph H. Black
Chief Financial Officer
March 19, 2004

I, Susanne Dickey, Assistant Financial Officer of the Company, concur with the above statement.

/s/Susanne R. Dickey
--------------------------
Susanne R. Dickey
Assistant Financial Officer
March 19, 2004